SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                      ________________________________

                                 FORM 8-K/A

                               Amendment No. 1

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) October 21, 2003


                       ULTRADATA SYSTEMS, INCORPORATED
           -----------------------------------------------------
           (Exact name of Registrant as Specified in its Charter)


        Delaware                  0-25380                43-1401158
   ----------------------------------------------------------------------
  (State of Incorporation)   (Commission File     (IRS Employer Number)
                              Number)              Identification No.)


            1240 Dielmann Industrial Court, St. Louis, MO 63132
            ---------------------------------------------------
                 (Address of principal executive offices)


                               (314) 997-2250
                        -----------------------------
                        Registrant's Telephone Number




Amendment No. 1

     This amendment is being filed to expand the scope of the disclosure in the third paragraph of the text.

Item 4.   Change in Registrant's Certifying Accountant

     On October 21, 2003 Ultradata dismissed Weinberg & Company, P.A., C.P.A. ("Weinberg") from its position as Ultradata's principal independent accountant. The decision to change accountants was approved by Ultradata's Board of Directors, upon recommendation by its Audit Committee.
     The audit reports of Weinberg on Ultradata's financial statements for the years ended December 31, 2002 and 2001 contained a modification expressing substantial doubt about Ultradata's ability to continue as a going concern. The audit reports of Weinberg for the years ended December 31, 2002 and 2001did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Weinberg did not, during the applicable periods, advise Ultradata of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

     Ultradata and Weinberg have not, in connection with the audits of Ultradata's financial statements for the years ended December 31, 2002 or December 31, 2001, nor in connection with any services performed by Weinberg with respect to the current fiscal year through October 21, 2003, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its reports.

     On October 24, 2003, Ultradata retained the firm of Webb & Company, P.A. to audit Ultradata's financial statements for the year ended December 31, 2003. At no time during the past two fiscal years or any subsequent period did Ultradata consult with Webb & Company, P.A. regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on Ultradata's financial statements or any matter of the sort described above with reference to Weinberg.


                                  EXHIBITS

16.  Letter from Weinberg & Company, P.A., C.P.A.

                                 SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ULTRADATA SYSTEMS, INCORPORATED
                                        --------------------------------
Dated: November 26, 2003

                                        By:/s/ Monte Ross
                                        --------------------------
                                        Monte Ross
                                        Chief Executive Officer




                    *       *       *       *       *

EXHIBIT 16

November 25, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

          Re: Ultradata Systems, Inc.
              File Ref. No. 0-25380

We have read the statements that we understand Ultradata Systems, Inc. will include under Item 4 of the Form 8-K/A (Amendment No. 1) report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

                                   Very truly yours,


                                   /s/Weinberg & Company, P.A.
                                   ----------------------------
                                   Weinberg & Company, P.A.
                                   Certified Public Accountants